EXHIBIT 10(i)





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                       FOURTH AMENDMENT TO LOAN AGREEMENT


         THIS FOURTH AMENDMENT TO LOAN AGREEMENT, dated as of the 3rd day of June, 1996 (the "Fourth Amendment"), is by and between PCA INTERNATIONAL, INC., a North Carolina corporation with its offices in Matthews, North Carolina, PHOTO CORPORATION OF AMERICA, a North Carolina corporation with its offices in Matthews, North Carolina, PCA NATIONAL, INC., a North Carolina corporation with its offices in Matthews, North Carolina, PCA PHOTO CORPORATION OF CANADA, INC., a North Carolina corporation with its offices in Matthews, North Carolina, PCA SPECIALTY RETAIL PHOTO CORPORATION, INC., a North Carolina corporation with its offices in Matthews, North Carolina and PCA MEXICO, S.A. de C.V., a Mexican limited liability company (collectively referred to as "Borrowers" and individually as a "Borrower"); and NATIONSBANK, N.A. (formerly NationsBank N.A. (CAROLINAS)), a national banking association with its principal offices in Charlotte, North Carolina (the "Lender").

                                    Recitals

         A. Borrowers and Lender have entered into a Loan Agreement dated as of the 8th day of September, 1992, as amended by the First Amendment to Loan Agreement dated September 14, 1993, by the Second Amendment to Loan Agreement dated June 1, 1994 and by the Third Amendment to Loan Agreement dated March 31, 1995 (as further amended, modified, restated or supplemented from time to time, the "Loan Agreement").

         B. Borrowers and Lender have mutually agreed to amend the Loan Agreement, as more particularly set forth in this Fourth Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effect of Fourth Amendment. Except as expressly amended hereby, the Loan Agreement shall be and remain in full force and effect.

         2. Capitalized Terms. All capitalized undefined terms used in this Fourth Amendment shall have the meanings assigned thereto in the Loan Agreement.

         3. Modification of Loan Agreement. The Loan Agreement is hereby modified as follows:

         (a) Section 7.18 is hereby amended and restated as follows:

                  7.18 Permitted Common Stock Repurchases. From and after January 1, 1995, purchase, repurchase, redeem, retire, own, invest in or otherwise acquire, directly or indirectly, any shares (including without limitation the purchase,



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         redemption,  retirement or other  acquisition of any right or option to acquire any such shares) of its common stock; provided that, so long as no Event of Default has occurred and is continuing or would occur after giving effect thereto, and so long as the total amount of outstanding loans under the Revolving Line of Credit does not exceed $10,000,000, PCA International, Inc. may repurchase shares of its common stock having an aggregate fair market value at the time of such purchase not in excess of $12,000,000.

         4. Conditions Precedent. The effectiveness of the amendments set forth herein shall be conditioned upon delivery to the Lender of the following items:

                  (a) Certificate of the Borrowers. A certificate dated as of the date hereof from the President of each of the Borrowers, in form and substance satisfactory to the Lender, to the effect that all representations and warranties of the Borrowers contained in the Loan Agreement and the other Loan Documents, are true, correct and complete in all material respects; that the Borrowers are not in violation of any of the covenants contained in the Loan
Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Fourth Amendment, no Event of Default has occurred and is continuing; and that the Borrowers have satisfied each of the conditions set forth in this Section 4.

         5. Conditions Subsequent. The Borrowers hereby covenant and agree to deliver to the Lender, within sixty (60) days after the date of this Fourth Amendment, the following items:

                  (a) Certificate of the Secretary of the Borrowers. A certificate dated as of the date hereof of the secretary or assistant secretary of each of the Borrowers certifying that attached thereto is a true and complete copy of the articles of incorporation of such Borrower and all amendments thereto, certified as of a recent date by the appropriate governmental authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of such Borrower as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Fourth Amendment; and as to the incumbency and genuineness of the signature of each officer of such Borrower executing this Fourth Amendment.

                  (b) Certificates of Good Standing. Long-form certificates as of a recent date of the good standing of each of the Borrowers under the laws of its jurisdiction of organization.

                  (c) Opinion of Counsel. A favorable opinion of the law firm of Robinson, Bradshaw & Hinson, P.A., counsel to the Borrowers, dated as of the date hereof and addressed to the Lender, in form and substance satisfactory to the Lender.

         6. Cross-References. All references in the Loan Agreement, or in any agreement, document or instrument delivered pursuant thereto or in connection therewith (collectively, together with the Loan Agreement, the "Loan Documents"), to the Loan Agreement shall be


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deemed to refer to the Loan Agreement as modified by this Fourth  Amendment.  In addition, all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Fourth Amendment may refer to the Loan Agreement without making specific reference to this Fourth Amendment, but nevertheless all such references shall include this Fourth Amendment unless the context otherwise requires.

         7. Representations and Warranties/No Default. By their execution hereof, the Borrowers hereby certify that each of the representations and warranties set forth in the Loan Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof no Event of Default has occurred and is continuing.

         8. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses of the Lender in connection with the preparation, execution and delivery of this Fourth Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Lender.

         9. Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

         10. Counterparts. This Fourth Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date and year first above written.

                                       BORROWERS:

[CORPORATE SEAL]                       PCA INTERNATIONAL, INC.



                                       By:

                                       Name:

                                       Title:




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[CORPORATE SEAL]                      PHOTO CORPORATION OF AMERICA



                                       By:

                                       Name:

                                       Title:


[CORPORATE SEAL]                       PCA NATIONAL, INC.



                                       By:

                                       Name:

                                       Title:


[CORPORATE SEAL]                       PCA PHOTO CORPORATION OF CANADA, INC.



                                       By:

                                       Name:

                                       Title:


[CORPORATE SEAL]                       PCA SPECIALTY RETAIL PHOTO
                                       CORPORATION, INC.



                                       By:

                                       Name:

                                       Title:



                                        4

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[CORPORATE SEAL]                       PCA MEXICO S.A. de C.V.



                                       By:

                                       Name:

                                       Title:


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                                      LENDER:


[CORPORATE SEAL]                      NATIONSBANK, N.A.



                                      By:

                                      Name:

                                      Title:



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